-------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) October 12, 2001


                                   CWABS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                      333-38686               95-4596514
----------------------------           ------------        ------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)


      4500 Park Granada
    Calabasas, California                                        91302
    ---------------------                                      ----------
    (Address of Principal                                      (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
-------------------------------------------------------------------------------

Item 5.  Other Events.

Description of the Mortgage Pool*
--------------------------------

     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2001-BC3.

____________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 7, 2000 and the Prospectus Supplement dated August 24, 2001 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-BC3.

         Mortgage Loan Statistics
         ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Initial Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of October 12, 2001. The sum of the columns may not equal the respective totals due to rounding. The Tables, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated November 16, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

              99.1    Tables filed on Form SE dated November 16, 2001.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CWABS, INC.


                               By: /s/ Josh Adler
                                   -------------------------
                                   Name:  Josh Adler
                                   Title: Vice President


Dated:  November 16, 2001

Exhibit Index
-------------

Exhibit

99.1 Countrywide Securities Corporation Computational Materials filed on Form SE dated November 14, 2001.